FINANCIAL INCOME (EXPENSES), NET (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2020	Dec. 31, 2019	Dec. 31, 2018
Financial expenses:
Interest	$ (657)	$ (198)	$ (266)
Amortization of marketable securities premiums and accretion of discounts, net	(172)	(80)	(353)
Exchange rate differences	(1,975)	(2,171)	(318)
Other	(171)	(322)	(265)
Financial expenses, Total	(2,975)	(2,771)	(1,202)
Financial income:
Gain related to non-hedging derivative instruments	17	0	305
Interest and other	1,255	1,010	1,125
Financial income, Total	1,272	1,010	1,430
Financial Income, Net	$ (1,703)	$ (1,761)	$ 228